                                    SERIES C
                                    SERIES M

                         Supplement dated March 28, 2007
                    to the Prospectus dated December 14, 2006
                        as supplemented December 18, 2006

Effective March 28, 2007, the following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER(s)" on pages 12 and 13 of the prospectus:

    "Investment decisions for each fund are made by the investment management teams at INVESCO Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

    o Jennifer L. Gilmore, Portfolio Manager, INVESCO Institutional's Worldwide Fixed Income Group, who has been responsible for the funds since 2007 and has been associated with the subadvisor and/or its affiliates since 1999.

    o Brian K. Caldwell, Portfolio Manager, INVESCO Institutional's Worldwide Fixed Income Group, who has been responsible for the funds since 2007 and has been associated with the subadvisor and/or its affiliates since 1998.

    o Brian P. Norris, Portfolio Manager, INVESCO Institutional's Worldwide Fixed Income Group, who has been responsible for the funds since 2007 and has been associated with the subadvisor and/or its affiliates since 2001.

    o J. Greg Wessel, Portfolio Manager, INVESCO Institutional's Worldwide Fixed Income Group, who has been responsible for the funds since 2007 and has been associated with the subadvisor and/or its affiliates since 1995.

        The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the fund(s), a description of their compensation structure, and information regarding other accounts they manage."